As filed with the Securities and
Exchange Commission on July 2, 2001                       Registration No. 333-

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                             -----------------------


                           TOWER FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

                    Indiana                                35-2051170
         (State or other jurisdiction                   (I.R.S. Employer
       of incorporation or organization)               Identification No.)

             116 East Berry Street                           46802
              Fort Wayne, Indiana                          (Zip Code)
   (Address of Principal Executive Offices)


                                 TOWER FINANCIAL
                                   401(k) PLAN
                            (Full title of the plan)


                              Kevin J. Himmelhaver
         Executive Vice President, Chief Financial Officer and Secretary
                           Tower Financial Corporation
                              116 East Berry Street
                            Fort Wayne, Indiana 46802
                     (Name and address of agent for service)

                                 (219) 427-7000
          (Telephone number, including area code, of agent for service)

                                    Copy to:
                                Jennifer L. Kremp
                                 Baker & Daniels
                         600 East 96th Street, Suite 600
                           Indianapolis, Indiana 46240
                                 (317) 569-9600

                         CALCULATION OF REGISTRATION FEE

=================================================================================================================
                                               Proposed maximum         Proposed maximum
   Title of Securities      Amount to be      offering price per       aggregate offering         Amount of
    to be registered       registered (1)          share (2)               price (2)          registration fee
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

Common Stock,                  100,000               $9.15                  $915,000                $229
without par value.....
=================================================================================================================

(1) Pursuant to Rule 416(c) under the Securities Act of 1933 (the "Securities Act"), this Registration Statement also registers additional shares of Common Stock as may be offered or issued to prevent dilution resulting from stock splits, stock dividends and similar transactions. In addition, pursuant to Rule 416(c) under the Securities Act, this Registration Statement also covers an indeterminate amount of plan interest to be offered or sold in the employee benefit plan described herein. Pursuant to Rule 457(h)(2) under the Securities Act, no separate fee is required to register such plan interests.
(2) Estimated solely for purposes of calculating the registration fee and computed in accordance with Rule 457(c) and (h) under the Securities Act using the average of the bid and asked prices of the Common Stock as reported by the OTC Bulletin Board on June 25, 2001, which was $9.15 per share.

                                     PART I

                INFORMATION REQUIRED IN SECTION 10(a) PROSPECTUS

         The Section 10(a) prospectus for the Tower Financial 401(k) Plan (the "Plan") is not required to be filed with the Securities and Exchange Commission (the "Commission") as part of this Registration Statement.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The Company's Annual Report on Form 10-KSB for the year ended December 31, 2000, and the description of the Company's Common Stock contained in the Company's Registration Statement on Form 8-A filed pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), including any amendments or reports filed for the purpose of updating such description, and the Plan's Annual Report on Form 11-K for the year ended December 31, 2000 are incorporated herein by reference. All other reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year for which audited financial statements are contained in the Company's annual report described above are incorporated herein by reference. All documents filed by the Company or the Plan pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act after the date hereof and prior to the termination of the offering of the securities offered hereby shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents with the Commission. The Company will promptly provide without charge to each person to whom a prospectus is delivered a copy of any or all information that has been incorporated herein by reference (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into such information), upon the written or oral request of such person directed to the Secretary of the Company at its principal offices, 116 East Berry Street, Fort Wayne, Indiana 46802 (219) 427-7000.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not Applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not Applicable.

ITEM 6.  INDEMNIFICATION OF OFFICERS AND DIRECTORS.

         The Indiana Business Corporation Law (the "IBCL") provides that a corporation, unless limited by its Articles of Incorporation, is required to indemnify its directors and officers against reasonable expenses incurred in the successful defense of any proceeding to which the director or officer was a party because of serving as a director or officer of the corporation.

         The Company's Restated Articles of Incorporation provide that, to the extent not inconsistent with applicable law, the Company shall indemnify each of its directors, officers, employees and agents against all liability and reasonable expense that may be incurred by him or her, in connection with or resulting from any claim in which he or she may become involved by reason of the fact he or she is or was a director, officer, employee or agent of the Company or by reason of any action taken or not taken by him or her in any such capacity, if such person is wholly successful with respect to the claim or, if not wholly successful, then if such person is determined to have acted in good faith, in what he or she reasonably believed to be in the best interests of the Company (or at least not opposed to its best interests) and, in addition, with respect to any criminal claim, is determined to have had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe that his or her conduct was unlawful.

         The Federal Deposit Insurance Corporation's regulations impose limitations on indemnification payments which could restrict, in certain circumstances, payment by the Company or its subsidiaries to their respective directors or officers otherwise permitted or required under the IBCL or the Company's Restated Articles of Incorporation.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not Applicable.

ITEM 8.  EXHIBITS.

         The list of Exhibits is incorporated herein by reference to the Index to Exhibits.

         The Company hereby undertakes that it will submit or has submitted the Plan and any amendment thereto to the Internal Revenue Service ("IRS") in a timely manner and has made or will make all changes required by the IRS in order to qualify the Plan under Section 401 of the Internal Revenue Code.

ITEM 9.  UNDERTAKINGS.

         The undersigned registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                  (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

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

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

                  Provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Wayne, State of Indiana, on June 26, 2001.

                                        TOWER FINANCIAL CORPORATION


                                        By: /s/ Donald F. Schenkel
                                            -----------------------------
                                            Donald F. Schenkel
                                            Chairman of the Board, President and
                                            Chief Executive Officer


                                POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in their respective capacities and on the respective dates indicated opposite their names. Each person whose signature appears below hereby authorizes each of Donald F. Schenkel and Kevin J. Himmelhaver, each with full power of substitution, to execute in the name and on behalf of such person any post-effective amendment to this Registration Statement and to file the same, with exhibits thereto, and other documents in connection therewith, making such changes in this Registration Statement as the registrant deems appropriate, and appoints each of Donald F. Schenkel and Kevin J. Himmelhaver, each with full power of substitution, attorney-in-fact to sign any amendment and any post-effective amendment to this Registration Statement and to file the same, with exhibits thereto, and other documents in connection therewith.


      Signature                          Title                         Date
      ---------                          -----                         -----
/s/ Donald F. Schenkel       Chairman of the Board, President,     June 26, 2001
------------------------     Chief Executive Officer and
    Donald F. Schenkel       Director (Principal Executive
                             Officer)

/s/ Kevin J. Himmelhaver     Executive Vice President, Chief       June 26, 2001
------------------------     Financial Officer and Secretary
Kevin J. Himmelhaver         (Principal Financial and Accounting
                             Officer)

                             Director
------------------------
Keith E. Busse

         Signature                            Title               Date
         ---------                            -----               ----

/s/ Kathryn D. Callen                        Director         June 26, 2001
--------------------------------
    Kathryn D. Callen

                                             Director
--------------------------------
Peter T. Eshelman

/s/ Michael S. Gouloff                       Director         June 26, 2001
--------------------------------
    Michael S. Gouloff

/s/ Craig S. Hartman                         Director         June 26, 2001
--------------------------------
    Craig S. Hartman

                                             Director
--------------------------------
Jerome F. Henry, Jr.

/s/ R.V. Prasad Mantravidi, M.D.             Director         June 26, 2001
--------------------------------
    R.V. Prasad Mantravadi, M.D.

                                             Director
--------------------------------
Michael J. Mirro, M.D.

/s/ Debra A. Niezer                          Director         June 26, 2001
--------------------------------
Debra A. Niezer

                                             Director
--------------------------------
William G. Niezer

/s/ Maurice D. O'Daniel                      Director         June 26, 2001
--------------------------------
    Maurice D. O'Daniel

/s/ Leonard I. Rifkin                        Director         June 26, 2001
--------------------------------
    Leonard I. Rifkin

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         Signature                            Title               Date
         ---------                            -----               ----

/s/ Joseph D. Ruffolo                        Director         June 26, 2001
--------------------------------
    Joseph D. Ruffolo

/s/ Larry L. Smith                           Director         June 26, 2001
--------------------------------
    Larry L. Smith

                                             Director
--------------------------------
John V. Tippmann, Sr.

                                             Director
--------------------------------
J. Richard Tomkinson

/s/ Irene A. Walters                         Director         June 26, 2001
--------------------------------
    Irene A. Walters


         The Plan. Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto authorized, in the City of Fort Wayne, State of Indiana on June 26, 2001.


                                         TOWER FINANCIAL 401(k) PLAN


                                         By: /s/ Donald F. Schenkel
                                             -------------------------------
                                                 Donald F. Schenkel, Trustee


                                             /s/ Kevin J. Himmelhaver
                                             -------------------------------
                                                 Kevin J. Himmelhaver, Trustee


                                            /s/ Curtis A. Brown
                                            ------------------------------------
                                                Curtis A. Brown, Trustee

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                                INDEX TO EXHIBITS

Exhibit No.                        Description of Exhibit
-----------                        ----------------------

    4.1 Restated Articles of Incorporation of the Company. (The copy of this Exhibit filed as Exhibit 3.1 to the Company's Registration Statement on Form SB-2
                 (Registration No.
                 333-67235) is incorporated herein by reference.)

    4.2 By-Laws of the Company. (The copy of this Exhibit filed as Exhibit 3.2 to the Company's Registration Statement on
                 Form SB-2 (Registration No. 333-67235) is incorporated herein by reference.)

    4.3          Tower Financial 401(k) Plan.

   23.1          Consent of Crowe, Chizek and Company LLP.

   23.2          Consent of PricewaterhouseCoopers LLP.

   24 Powers of Attorney (included on the Signature Page of the Registration Statement).

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